Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. --------------333-204785) of Evolent Health, Inc. of our report dated February 29, 2016 relating to the financial statements, which appears in this Form 10-K.

/s/PricewaterhouseCoopers
McLean, Virginia
February 29, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. --------------333-204785) of Evolent Health, Inc. of our report dated February 29, 2016 relating to the financial statements of Evolent Health LLC (Predecessor), which appears in this Form 10-K.

/s/PricewaterhouseCoopers
McLean, Virginia
February 29, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. --------------333-204785) of Evolent Health, Inc. of our report dated February 29, 2016 relating to the financial statements of Evolent Health LLC (Successor), which appears in this Form 10-K.

/s/PricewaterhouseCoopers
McLean, Virginia
February 29, 2016